UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2010

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    Entry into a Material Agreement.

A.            Seventh Supplemental Indenture for 6 7/8% Senior Notes due 2014

On November 2, 2010, MarkWest Energy Partners, L.P. (the “Partnership”) announced that it had accepted for purchase and payment (the “Series A Initial Settlement”) all of the approximately $206.9 million of the $225 million aggregate principal amount of its 6.875% Senior Notes due 2014 (CUSIP No. 570506AC9) (the “Series A Notes”) that were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on November 1, 2010 pursuant to its previously announced tender offer and consent solicitation, which commenced on October 18, 2010.  In addition, on November 2, 2010, payment for the Series A Notes pursuant to the Series A Initial Settlement was made.  The tender offer for the Series A Notes will expire November 16, 2010, unless extended by the Partnership in its sole discretion.

On November 2, 2010, following receipt of the requisite consents of the holders of the Series A Notes, the Partnership entered into the Seventh Supplemental Indenture (the “Seventh Supplemental Indenture”), by and among the Partnership, its wholly-owned subsidiary MarkWest Energy Finance Corporation (“Finance Corp.”), certain subsidiary guarantors named therein and Wells Fargo Bank, National Association, to the Indenture, dated as of October 25, 2004, by and among the Partnership, Finance Corp., the subsidiary guarantors named therein and Wells Fargo Bank, National Association, as amended.  The Seventh Supplemental Indenture eliminates most of the restrictive covenants and certain default provisions respecting the Series A Notes.  The Seventh Supplemental Indenture became operative upon the purchase by the Partnership of a majority of the outstanding Series A Notes pursuant to its tender offer and consent solicitation.

A copy of the Seventh Supplemental Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference.  The description of the Seventh Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

B.            First Supplemental Indenture for 6 7/8% Senior Notes due 2014

On November 2, 2010, the Partnership also announced that it had accepted for purchase and payment (the “Series B Initial Settlement”) all of the approximately $144 million of the $150 million aggregate principal amount of its 6.875% Senior Notes due 2014 (CUSIP No. 570506AL9) (the “Series B Notes”) that were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on November 1, 2010 pursuant to its previously announced tender offer and consent solicitation, which commenced on October 18, 2010.  In addition, on November 2, 2010, payment for the Series B Notes pursuant to the Series B Initial Settlement was made.  The tender offer for the Series B Notes will expire November 16, 2010, unless extended by the Partnership in its sole discretion.

On November 2, 2010, following receipt of the requisite consents of the holders of the Series B Notes, the Partnership entered into the First Supplemental Indenture (the “First Supplemental Indenture”), by and among the Partnership, Finance Corp., certain subsidiary guarantors named therein and Wells Fargo Bank, National Association, to the Indenture, dated as of May 26, 2009, by and among the Partnership, Finance Corp., the subsidiary guarantors named therein and Wells Fargo Bank, National Association.  The First Supplemental Indenture eliminates most of the restrictive covenants and certain default provisions respecting the Series B Notes.  The First Supplemental Indenture became operative upon the purchase by the Partnership of a majority of the outstanding Series B Notes pursuant to its tender offer and consent solicitation.

A copy of the First Supplemental Indenture is filed as Exhibit 4.2 hereto and is incorporated herein by reference.  The description of the First Supplemental Indenture contained herein is qualified in its entirety by the full text of such exhibit.

C.            Indentures for 6 3/4% Senior Notes due 2020

On November 2, 2010, the Partnership and Finance Corp. (collectively, the “Issuers”) completed the public offering of $500 million aggregate principal amount of 6¾% Senior Notes due 2020 (the “Notes”), which are fully and unconditionally guaranteed on a senior unsecured basis by certain wholly-owned subsidiaries of the Partnership (collectively, the “Subsidiary Guarantors”).

The terms of the Notes are governed by the Indenture, dated as of November 2, 2010 (the “Indenture”), by and among the Partnership, Finance Corp., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of

November 2, 2010 (the “Supplemental Indenture”). The Notes will mature on November 1, 2020. Interest is payable each May 1 and November 1, commencing May 1, 2011, and will accrue from November 2, 2010. The Issuers may redeem some or all of the Notes at any time on or after November 1, 2015 at the redemption prices specified in the Supplemental Indenture. The Issuers may also redeem up to 35% of the Notes using all or a portion of the net proceeds of certain equity offerings completed before November 1, 2013. The Issuers may also redeem the Notes prior to November 1, 2015 upon payment of the make-whole premium specified in the Supplemental Indenture. If the Partnership or any of its Restricted Subsidiaries (as defined in the Supplemental Indenture) sells certain of its assets and does not reinvest the proceeds to repay senior indebtedness or upon certain changes in control, the Partnership must offer to repurchase the Notes. The Notes are unsecured, rank equally with all of each Issuer’s existing and future senior debt and rank senior to all of each Issuer’s future subordinated debt. The Notes are structurally subordinated to all of each Issuer’s existing and future secured debt to the extent of the value of collateral securing such debt.

The Supplemental Indenture restricts the Partnership’s ability and the ability of certain of its subsidiaries to (i) borrow money; (ii) pay distributions or dividends on equity or purchase, redeem or otherwise acquire equity; (iii) make investments; (iv) use assets as collateral in other transactions; (v) engage in sale and leaseback transactions; (vi) sell certain assets or merge with or into other companies; (vii) engage in transactions with affiliates; and (viii) engage in unrelated businesses. These covenants are subject to a number of important exceptions and qualifications. If at any time the Notes are rated investment grade by both Moody’s Investors Service, Inc. and Standard & Poor’s Rating Services and no Default (as defined in the Supplemental Indenture) has occurred and is continuing, many of such covenants will terminate and the Partnership and its subsidiaries will cease to be subject to such covenants.

The Supplemental Indenture provides that each of the following is an Event of Default: (i) default for 30 days in the payment when due of interest on the Notes; (ii) default in payment when due of the principal of, or premium, if any, on the Notes; (iii) failure by the Partnership to comply with certain covenants relating to merger, consolidation or sale of assets; (iv) failure by the Partnership to comply for 90 days after notice with the provisions of the Supplemental Indenture relating to periodic reports of the Partnership as required by the Securities Exchange Act of 1934; (v) failure by the Partnership to comply for 30 days after notice with provisions of the Supplemental Indenture relating to change of control or asset sales or certain covenants described in the Supplemental Indenture (provided that notice need not be given and an Event of Default shall occur, 30 days after any breach of the covenants relating to restricted payments or incurrence of indebtedness and issuance of disqualified equity) in each case other than a failure to purchase Notes which will constitute an Event of Default under (ii) above and other than a failure to comply with certain covenants relating to merger, consolidation or sale of assets which will constitute an Event of Default under (iii) above and other than a failure to comply with certain provisions relating to periodic reports by the Partnership which will constitute an Event of Default under (iv) above; (vi) failure by the Partnership to comply for 60 days after notice with any of the other agreements in the Supplemental Indenture; (vii) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by either Issuer or any of the Partnership’s Restricted Subsidiaries (or the payment of which is guaranteed by the Partnership or any of its Restricted Subsidiaries), if that default: (a) is caused by a failure to pay principal of, or interest or premium, if any, on such indebtedness prior to the expiration of the grace period provided in such indebtedness on the date of such default (a “Payment Default”); or (b) results in the acceleration of such indebtedness prior to its stated maturity, and, in each case, the principal amount of any such indebtedness, together with the principal amount of any other such indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $20.0 million or more; (viii) failure by either Issuer or any of the Partnership’s Restricted Subsidiaries to pay final judgments aggregating in excess of $20.0 million, which judgments are not paid, discharged or stayed for a period of 60 days; (ix) except as permitted by the Supplemental Indenture, any subsidiary guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Subsidiary Guarantor, or any person acting on behalf of any Subsidiary Guarantor, shall deny or disaffirm its obligations under its guarantee of the Notes; and (x) certain events of bankruptcy or insolvency described in the Supplemental Indenture with respect to the Issuers or any of the Partnership’s significant subsidiaries or any group of Restricted Subsidiaries that, taken as a whole, would constitute a significant subsidiary. In the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to either Issuer, all outstanding Notes will become due and payable immediately without further action or notice. If any other Event of Default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes may declare all the notes to be due and payable immediately.

Other material terms of the Notes, the Indenture and the Supplemental Indenture are described in the prospectus supplement, dated October 19, 2010, as filed by the Partnership, Finance Corp. and the Subsidiary Guarantors with the Securities and Exchange Commission (the “Commission”) on October 20, 2010. The foregoing descriptions of the Indenture and Supplemental Indenture are qualified in their entirety by reference to such Indenture and Supplemental

Indenture, copies of which are filed herewith as Exhibits 4.3 and 4.4, respectively, and are incorporated herein by reference.

The Partnership, Finance Corp. and the Subsidiary Guarantors registered the sale of the Notes and the underlying guarantees with the Commission pursuant to a Registration Statement on Form S-3 (No. 164323) filed on January 13, 2010.

The Notes were sold pursuant to an Underwriting Agreement, dated October 19, 2010 (the “Underwriting Agreement”), among the Partnership, Finance Corp., the Subsidiary Guarantors and Wells Fargo Securities, LLC, Banc of America Securities LLC, Barclays Capital Inc., Morgan Stanley & Co. Incorporated and RBC Capital Markets Corporation, as representatives of the underwriters listed in Schedule 1 thereto.  The Underwriting Agreement was filed as Exhibit 1.1 to the Partnership’s Current Report on Form 8-K filed with the Commission on October 22, 2010.

ITEM 7.01.    Regulation FD Disclosure

On November 2, 2010, the Partnership issued a press release, which announced the completion of the public offering. A copy of the press release is furnished as Exhibit 99.1 hereto.

On November 2, 2010, the Partnership issued a press release, which announced the receipt of the requisite consents with respect to its tender offers and consent solicitations for its 6 7/8% Senior Notes due 2014. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit
4.1

Seventh Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2

First Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3

Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.4

First Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.5	Form of 6 ¾% Senior Notes due 2020 (included in Exhibit 4.4).
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
99.1	Press release dated November 2, 2010, announcing the completion of the public offering.
99.2	Press release dated November 2, 2010, announcing the receipt of the requisite consents with respect to its tender offers and consent solicitations.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: November 2, 2010	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1

Seventh Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.2

First Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.3

Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.4

First Supplemental Indenture, dated as of November 2, 2010, by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee.

4.5	Form of 6 ¾% Senior Notes due 2020 (included in Exhibit 4.4)
5.1	Opinion of Vinson & Elkins L.L.P.
23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1).
99.1	Press release dated November 2, 2010, announcing the completion of the public offering.
99.2	Press release dated November 2, 2010, announcing the receipt of the requisite consents with respect to its tender offers and consent solicitations.